Accounting policies	12 Months Ended
Dec. 31, 2021
Accounting policies1 [Abstract]
Accounting policies
1.	Accounting policies

General information

Immunocore Holdings plc (the “Company”) is a public limited company incorporated in England and Wales and has the following wholly owned subsidiaries: Immunocore Limited, Immunocore LLC, Immunocore Commercial LLC, Immunocore Ireland Limited and Immunocore Nominees Limited (collectively referred to as the “Group”).

On February 9, 2021, the Company completed its initial public offering (“IPO”) of 11,426,280 American Depositary Shares (“ADSs”) representing 11,426,280 ordinary shares with nominal value of £0.002 per ordinary share for aggregate gross proceeds of $297,083,000. The Company’s ADSs began trading on the Nasdaq Global Select Market under the ticker symbol “IMCR” on February 5, 2021. In addition to the ADSs sold in the IPO, the Company completed the concurrent sale of an additional 576,923 ADSs at the initial offering price of $26.00 per ADS, for gross proceeds of approximately $15.0 million, in a private placement to the Bill & Melinda Gates Foundation (“Gates Foundation”).

The IPO and private placement to the Gates Foundation generated net proceeds of $286,887,000 (£210,985,000) after underwriting discounts, commissions and directly attributable offering expenses.

Prior to completion of the IPO, Immunocore Holdings Limited was incorporated in England and Wales on January 7, 2021. Following a subsequent corporate reorganization, Immunocore Holdings Limited became the ultimate parent company for the Group and was re-registered as a public limited company with the name Immunocore Holdings plc, the registrant. The corporate reorganization has been accounted for as a business combination under common control and therefore, Immunocore Holdings plc is a continuation of Immunocore Limited and its subsidiaries. The corporate reorganization has been given retrospective effect in these financial statements and such financial statements represent the financial statements of Immunocore Holdings plc.

The principal activity of the Group is pioneering the development of a novel class of TCR bispecific immunotherapies called ImmTAX – Immune mobilizing monoclonal TCRs Against X disease – designed to treat a broad range of diseases, including cancer, infectious and autoimmune. Leveraging its proprietary, flexible, off the-shelf ImmTAX platform, the Group is developing a deep pipeline in multiple therapeutic areas, including five clinical stage programs in oncology and infectious disease, advanced pre-clinical programs in autoimmune disease and multiple earlier pre-clinical programs. Following FDA approval of the Group’s lead product candidate, KIMMTRAK, in January 2022, the Group has commenced the sale and distribution of this immunotherapy in the United States.

Basis of preparation and statement of compliance

The consolidated Group financial statements as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019 have been prepared in accordance with International Financial Reporting Standards (collectively, “IFRS”) as issued by the International Accounting Standards Board.

The consolidated Group financial statements have been prepared under the historical cost basis, as modified by the recognition of certain financial instruments measured at fair value and are presented in sterling which is the Group’s presentation currency. All values are rounded to the nearest thousands, except where otherwise indicated.

Date of authorization

These consolidated financial statements were prepared at the request of the Board and were approved by the Board on March 3, 2022 and signed on its behalf by Dr Bahija Jallal, Chief Executive Officer of the Group.

Adoption of New Accounting Standards

There have been no recent new accounting standards that have had a material impact on these consolidated financial statements and no new standards issued but not yet effective that are expected to have a material impact on the Group.

During the year ended December 31, 2020, Interest Rate Benchmark Reform – Phase 1, issued by the International Accounting Standards Board (“IASB”), became effective. Phase 1 contained amendments to IFRS 9, IAS 39, and IFRS 7 related to the impact of interest rate benchmark reform on hedging relationships. These amendments were not applicable to the Group, as the Group does not have any hedging arrangements. During the year ended December 31, 2021, the Group adopted the amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4, and IFRS 16 related to Interest Rate Benchmark Reform – Phase 2, issued by the IASB, which addresses issues that might affect financial reporting during the reform on an interest rate benchmark. The adoption has not had a material effect on the consolidated financial statements. The only financial instrument subject to interest rate reform is the Group’s loan and security agreement (“Loan Agreement”) with Oxford Finance Luxembourg S.A.R.L. (“Oxford Finance”), which has a carrying amount of £37,226,000 as of  December 31, 2021 (£36,654,000 as of December 31, 2020). Currently, borrowings under the Loan Agreement bear interest at an annual rate equal to LIBOR plus 8.85%, with a minimum rate of 9.01% and a maximum rate of 12.01%. LIBOR is the subject of recent national, international, and other regulatory guidance and proposals for reform. The current administrator of LIBOR will cease to publish the settings relevant to our agreements on June 30, 2023. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financing Rate, or SOFR, a new index calculated by short-term repurchase agreements, backed by Treasury securities, as its preferred alternative rate for LIBOR. At this time, it is not possible to predict how markets will respond to SOFR or other alternative reference rates as the transition away from LIBOR is anticipated in coming years. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. While a transition away from LIBOR as a benchmark for establishing the applicable interest rate may adversely affect the Group’s outstanding variable-rate indebtedness, and, while the Group’s loan balance is material, the potential effect of this is not expected to materially affect the Group’s future interest payments. The Group is monitoring developments in alternative benchmarks in relation to the loan, and does not expect any material impact in making the transition to an alternative benchmark rate on the loan in future periods, should this be required.

Going concern

The financial position of the Group, its cash flows and liquidity position and borrowing facilities are described in the primary statements and notes to these sets of financial statements.
The Group reported cash and cash equivalents of £237,886,000 and net current assets of £201,546,000 as at December 31, 2021, with an operating loss for the year the ended December 31, 2021 of £135,162,000. The negative operational cash flow was largely due to the continuing focus on the research, development, and clinical activities to advance the programs within the Group’s pipeline. During the year ended December 31, 2021, the Company completed its IPO and the concurrent private placement to the Gates Foundation and received aggregate net proceeds of $286,887,000. Further, on January 26, 2022 the Group’s lead product candidate, KIMMTRAK received regulatory approval for marketing by the U.S. Food and Drug Administration. Tebentafusp is also undergoing review from the European Medicines Agency following acceptance of the Group’s Marketing Authorization Application in Europe in the year ended December 31, 2021. While the Group generated a negative operational cash flow overall, pre-product revenue of £3,010,000 was generated from sales of tebentafusp, the Group’s lead product candidate, under a compassionate use program in France.

In assessing the going concern assumptions, the Board has undertaken an assessment of the current business and strategy forecasts covering a two-year period, which includes the potential receipt of commercial revenue following regulatory approval of KIMMTRAK in the United States. In assessing the downside risks, the Board has also considered a number of severe but plausible scenarios incorporating the impact of a delay or failure in successfully commercializing KIMMTRAK in the U.S and in receiving regulatory approval for tebentafusp outside the U.S.. As part of considering the downside risks, the Board has considered the impact of the ongoing coronavirus 2019 (‘‘COVID-19’’) pandemic and have concluded that the pandemic may have a future impact on the Group’s business and implementation of its strategy and plans, but it anticipates that any such impact will be minimal on clinical trials or other business activities over the period assessed for going concern purposes. As of the date of these financial statements, the Company is not aware of any specific event or circumstance that would require the Company to update its estimates, assumptions and judgments or revise the carrying value of its assets or liabilities. Actual results could differ from these estimates, and any such differences may be material to the Company’s financial statements.

Having considered downside scenarios, the current cash position, and the assessment performed, the Board is confident that the Group will have sufficient funds to continue to meet its liabilities as they fall due until at least the third quarter of 2023 and therefore, have prepared the financial statements on a going concern basis. With the inclusion of expected revenue for KIMMTRAK in the United States and pre-product revenue in France, the Group estimates it will have sufficient funds to continue to meet its liabilities as they fall due into 2024. The Group has based this estimation of capital requirements on assumptions that may prove to be wrong, and it could utilize available capital resources sooner than currently expected. In addition, while the Group has received regulatory approval for KIMMTRAK in the United States, the Group’s efforts to successfully commercialize the product could materially differ to estimates, and it is possible that the Group may not successfully commercialize KIMMTRAK, which could have a materially adverse effect on its financial condition. As the Group continues to incur significant expenses in the pursuit of its business strategy, additional funding will be needed before further existing programs may be expected to reach commercialization, which would potentially lead to operational cash inflows. Until the Group can generate a higher level of revenue from product sales, it expects to finance its operations through a combination of public or private equity offerings and debt financings or other sources, such as potential collaboration agreements, strategic alliances and licensing arrangements.

Critical accounting estimates and judgments

The preparation of the financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions. These judgments, estimates and assumptions affect the reported assets and liabilities as well as income and expenses in the financial period.

The estimates and associated assumptions are based on information available when the consolidated financial statements are prepared, historical experience and various other factors which are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

Existing circumstances and assumptions about future developments, however, may change due to market changes or circumstances arising that are beyond the Group’s control. Hence, estimates may vary from the actual values.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or the period of revision and future periods if this revision affects both current and future periods.

Percentage of completion for performance obligations satisfied over time

Revenue arising on performance obligations satisfied over time are recognized by estimating the percentage of completion which takes into consideration the estimated timelines required to satisfy these obligations and the time since program nomination. The timeline for a project is determined using historical data from previous arrangements and through discussions about each project’s plan and progress with project teams and joint steering committees. The measure of progress is therefore based on judgmental assumptions, which could be subject to adjustment in future periods. The Group believes these assumptions to be materially appropriate and to faithfully depict the level of progress for each project; however, assumptions around estimated tasks and timelines can change and it is possible that other factors may arise which cause estimates in future periods to significantly differ to both current and previous estimates.

Deferred revenue, relating to performance obligations satisfied over time, is £30,858,000 as at December 31, 2021. If the assessed life of all projects was underestimated by six months, equating to approximately 10% of the weighted average life of projects under collaborations, deferred revenue would have been £5,300,000 higher (and the cumulative revenue recognized correspondingly lower).

Valuation of share options

The Group operates equity-settled, share-based compensation plans whereby certain of our employees and directors are granted awards over the shares in our company. The grant date fair value of awards granted under these share-based compensation plans is calculated using the Black Scholes valuation model for grants since the Company’s IPO, which closed on February 9, 2021. From this point, the Company’s share price has been publicly available as an input to the Black Scholes model. For awards prior to our IPO, both the Black Scholes and the Back Solve valuations models were used.

The valuation models used require the input of subjective assumptions, including assumptions about the expected life of share-based awards and share price volatility, which are used to determine the fair value of the Group's ordinary shares. These assumptions used represent management's best estimates at the time of grant, but such estimates involve inherent uncertainties and the application of judgment. The expected life assumption is based on the Group’s assessment of the time within which participants are expected to exercise options, which requires consideration of employee groups, expected employee service, and other internal factors, and the degree to which these are expected to shorten the life of options in comparison to contractual expiry dates. The volatility assumption is based on the historical data of a comparator group of companies. While the Group has assessed that these estimates result in share-based payment accounting that is materially appropriate within a reasonable range of sensitivities, applying different assumptions could result in a significantly different expense being recognised in the Consolidated Statement of Comprehensive Loss. Further judgmental assumptions around options expected to vest and the valuation of option modifications also significantly impact the share-based compensation charge associated with granted options.

Prior to the Group’s IPO, there was no public market for the ordinary shares, and the estimated fair value of the ordinary shares was determined as of the date of each grant considering the most recently available third-party valuations of the Group’s ordinary shares, and the assessment of additional objective and subjective factors that the Group believed were relevant. The ordinary share valuations were prepared using a probability weighting expected return and a current value method. The probability weighted expected return method estimated the fair value of the common stock based on an analysis of future values for the enterprise assuming various future outcomes. Share value was based on the probability-weighted present value of the expected future investment returns, considering each of the possible outcomes available to the enterprise, as well as the rights of each share class. Although the Group does not expect its estimated fair value of the ordinary shares to generate material differences within a reasonable range of sensitivities, judgement was involved in selecting the inputs into the valuations and the movement in the determined fair value had an impact on the share-based payment charge recognized in the statement of loss.

Following the Group’s IPO and the award of a total of 4,702,027 options under its Equity Incentive Plan in the year ended December 31, 2021, the share-based payment expense has materially increased. The Group recognized a total charge of £35,861,000 in the year ended December 31, 2021, compared to a charge of £8,162,000 in the year ended December 31, 2020.

Other estimates and judgments

Management have made other judgements, estimates and assumptions in the preparation of financial statements that do not have as significant a risk of a material adjustment associated with them. These are noted below:

Collaboration revenue recognition

Further judgements are made to:

•	determine whether promises contained within the collaboration agreements are distinct from the other promises in the contract;

•	assess whether milestones or other variable consideration should be included in the transaction price;

•	determine whether performance obligations are satisfied at a point in time or over time, and

•	identify and consistently apply an appropriate method of measuring progress for performance obligations satisfied over time for the purposes of revenue recognition.

Estimates and assumptions are also made regarding variable consideration included in the transaction price by estimating the most likely amount that will be received. Changes in this estimate would not impact revenue recognized in the period as this constraint is applied to estimated variable consideration to reduce such consideration to the amount which is not probable of being reversed.

Research and development costs

Research and development expenditure is expensed as incurred.  In preparing the financial statements, the Group may be required to estimate accrued research and development expenditure incurred, the most significant of which is that relating to ongoing clinical trials.  These estimates are based on reviews of open contracts, reports provided by the contract research organizations (CROs) and internal reviews to estimate the level of service performed and the associated cost incurred for those services when the Group has not yet been invoiced or otherwise notified of the actual cost. The majority of CROs invoice the Group monthly in arrears for services performed or when contractual milestones are met; however, the level of suppliers for which this is not applicable can be material. The Group makes estimates of accrued expenses as of each statement of financial position date in our financial statements based on facts and circumstances known at that time. The Group confirms the accuracy of estimates with the CROs at the end of each reporting period and adjusts these if necessary.

The financial terms agreed with the CROs are subject to negotiation, vary from contract to contract and may result in uneven payment flows. There may be instances in which payments made to the CROs will exceed the level of services provided and result in either a prepayment of the research and development expenses or, where the payments are repaid back to the Group at the end of the clinical trial, a non-current financial asset. In accruing clinical trial expenses, the Group estimates the time period over which services will be performed and the level of effort to be expended in each period. If the actual timing of the performance of services or the level of effort varies from the estimate made, the accrual or prepayment expense is adjusted accordingly.

Lease liability discount rate

Since the rate implicit in the lease is not readily determinable the Group uses incremental borrowing rates based on indicative borrowing rates that would be available based on the value, currency and borrowing term provided by financial institutions, adjusted for company and market specific factors.  This incremental borrowing rate is the rate of interest that would have to be paid to borrow on a collateralized basis on an amount equal to the lease payments over a similar term in a similar economic environment, based on the information available at commencement date in determining the discount rate used to calculate the present value of lease payments.  Although the Group does not expect its estimates of the incremental borrowing rates to generate material differences within a reasonable range of sensitivities, judgement is involved in selecting an appropriate rate, and the rate selected for each lease will have an impact on the value of the lease liability and corresponding right-of-use asset in the statement of financial position.

Significant accounting policies

Basis of consolidation

The consolidated financial statements comprise the financial statements of the Company and its subsidiaries as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019. A subsidiary is an entity controlled, directly or indirectly, by Immunocore Holdings Plc. Control is regarded as the exposure or rights to the variable returns of the entity when combined with the power to affect those returns. The financial results of subsidiaries are consolidated from the date control is obtained until the date that control ceases.

Segment reporting

The Group operates in one operating segment. The Group’s chief operating decision maker (the, “CODM”), its Chief Executive Officer, manages the Group’s operations on an integrated basis for the purposes of allocating resources. The Group is registered in three geographic regions: the United Kingdom, the Republic of Ireland and the United States. Substantially all of the Group’s assets are held in the United Kingdom.

Foreign currencies

Transactions in foreign currencies are translated to the Group companies’ functional currency at the foreign exchange rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies at the statement of financial position date are retranslated to the functional currency at the foreign exchange rate ruling at that date. Non-monetary assets and liabilities that are measured in terms of historical cost in a foreign currency are translated using the exchange rate at the date of the transaction. Non-monetary assets and liabilities denominated in foreign currencies that are stated at fair value are retranslated to the functional currency at foreign exchange rates ruling at the dates the fair value was determined. Foreign exchange differences arising on translation are recognized in the profit and loss account.

On consolidation, the assets and liabilities of foreign operations, are translated to the Group’s presentational currency, sterling, at foreign exchange rates ruling at the reporting date. The revenues and expenses of foreign operations are translated at an average rate for the year where this rate approximates to the foreign exchange rates ruling at the dates of the transactions. Foreign exchange differences arising on retranslation are recognized in other comprehensive income.

Collaboration revenue

Revenue arises primarily under the Group’s collaboration agreements, which are reviewed and assessed in line with the five-step framework established by IFRS 15 “Revenue from Contracts with Customers”. In doing so, the Group will consider the promises contained within the collaboration agreements and uses judgment to determine whether those promises are distinct from the other promises in the contract. In addition, the Group uses judgment to determine whether milestones or other variable consideration should be included in the transaction price, whether performance obligations are satisfied at a point in time or over time, and for performance obligations satisfied over time the appropriate method of measuring progress for the purposes of revenue recognition.

Within these collaboration agreements, the Group grants licensing rights and access to the Group’s technology to develop specified targets and commercialize future product candidates for specified targets defined in the respective collaboration agreements, in addition to research and development services, participation on a joint steering committee and the option to obtain exclusive rights to the associated intellectual property license either through the collaborator exercising an option to do so, or at the Group’s election. In each of the collaboration agreements, these promises are combined with each relevant target as one combined performance obligation, because the promises are mutually dependent and the collaborator is unable to derive significant benefits from its access to these targets for their intended purpose without receipt of the remaining promises, which are highly specialized and cannot be performed by other organizations. These single combined performance obligations are satisfied over time and deemed fully satisfied when the collaborator is contractually entitled to benefit from the exclusive rights to the associated intellectual property license either through the collaborator exercising an option to do so or at the Group’s election. This occurs at different stages of the research and development process within each of the collaboration agreements and is set out in Note 2. Once the collaborator has obtained exclusive rights to the associated intellectual property, the Group has no further contractual obligations relating to the performance obligation and accordingly the performance obligation is deemed satisfied and complete at this point. The Group accounts for each target under collaboration agreements as having one combined performance obligation with the mutually dependent rights noted above.

Where the Group receives development milestones at key inflection points specified within the collaboration agreements, these are considered variable consideration and are assessed at contract inception and each subsequent reporting period and not recognized in the transaction price until it is highly probable that the recognition of such revenue will not be reversed.  The Group determines the variable consideration to be included in the transaction price by estimating the most likely amount that will be received and then applying a constraint to reduce the consideration to the amount which is not probable of being reversed. The determination of whether a milestone is probable includes consideration of the following factors:

•
whether achievement of a development milestone is highly susceptible to factors outside the entity’s influence, such as milestones involving the judgment or actions of third parties, including regulatory bodies or the customer;

•	whether the uncertainty about the achievement of the milestone is not expected to be resolved for a long period of time;

•	whether the Company can reasonably predict that a milestone will be achieved based on previous experience; and.

•	the complexity and inherent uncertainty underlying the achievement of the milestone.

Any development milestone revenue adjustments are recorded on a cumulative catch-up basis, which would affect revenues and earnings in the period of adjustment.

Under these collaboration agreements, depending on the terms, the Group may also receive commercialization milestones upon the first commercial sale of a product, the amount of which is based on the territory the sale occurs in, and royalties based on worldwide net sales. These amounts have not been included within the transaction price as of December 31, 2021, 2020 and 2019 because they are sales-based royalties which will be recognized when the subsequent sale occurs.

Revenue is recognized as the programs progress through the various stages of research and development using an estimate of percentage completion which takes into consideration the estimated timelines required to satisfy the performance obligation and the time taken since program nomination.  The determination of the percentage of completion requires the estimation of when the performance obligation will be completed, and this is reviewed and re-assessed quarterly, typically by the joint steering committee for the contract, based on the latest project plan and discussions with project teams and will consider progress achieved to date, historical experience on similar programs and other internal factors as may be available. If a change in facts or circumstances occurs, the estimate of percentage completion is adjusted, and revenue recognized based on the revised estimate.

The difference between the cumulative revenue recognized based on the previous estimate and the revenue recognized based on the revised estimate is recognized as an adjustment to revenue in the period in which the change in estimate occurs.

The Group recognizes deferred revenue when the amount of unconditional consideration is in excess of the value of satisfied, or part satisfied, performance obligations. Once a right to receive consideration is unconditional, that amount is presented as a receivable.

Changes in deferred revenue typically arise due to:

•	adjustments arising from a change in the estimate of when the performance obligation will have been completed.
•	a change in the estimate of the transaction price due to changes in the assessment of whether variable consideration is constrained because it is not considered probable of being received; and
•	the recognition of revenue.

Under certain collaboration agreements, research and development costs incurred either in excess of a defined amount, or in accordance with a cost sharing agreement, are reimbursed. These amounts are considered variable consideration and are assessed at contract inception and each subsequent reporting period and not recognized in the transaction price until it is highly probable that the recognition of such revenue will not be reversed. The Group determines the variable consideration to be included in the transaction price by estimating the expected value that will be received and then applying a constraint to reduce the consideration to the amount which is highly probable of not resulting in a significant reversal in the cumulative amount of revenue recognized. The determination of whether reimbursed costs are highly probable to not be reversed includes the following:

•	past history and experience with similar contracts.
•	unexpected fluctuations in planned spend.
•	changes to project timelines

The Group’s collaboration revenue arrangements have standard payment terms and do not contain a significant financing component.

Further information about judgements involved in the Group’s revenue recognition are described further above in this note under the section ‘Percentage of completion for performance obligations satisfied over time’ within the ‘Critical accounting estimates and judgments’ section.

Pre-product revenue

Pre-product revenue relates to the sale of tebentafusp under a compassionate use program in France. This program provides patients with access to tebentafusp prior to receipt of marketing approval. Pre-product revenue is recognized on delivery of tebentafusp to healthcare providers, which is the point in time when control is transferred. Such revenue is recognized net and represents the prices set by the Group that are expected to be retained after estimated deductions and to the extent that it is highly probable that a significant reversal of revenue will not occur. These variable estimated deductions include both an estimate of government rebates payable and an estimate of returns in the case of expiry, damage or other instances. The total rebate payable by the Group is dependent on the outcome of price negotiations with the French government, and the Group makes an estimate of these amounts payable each reporting period based on available pricing information and the applicable regulations. Returns are estimated based on industry trends and information provided by the Group’s distributors.

The estimates for rebates and returns deducted from pre-product revenue are recorded in the period the related pre-product revenue is recognized and are classified under Accruals within Trade and other payables in the Condensed Consolidated Statement of Financial Position. Costs of pre-product revenue are expensed when incurred and include costs associated with previous manufacturing of tebentafusp and other third-party selling expenses. Manufacturing costs are recognized within Research and development costs and other third-party selling expenses are recognized within Administrative expenses. Costs associated with pre-product revenue up to December 31, 2021 are not material.

Pre-product revenue arrangements have standard payment terms and do not contain a significant financing component.

Trade Receivables

Trade receivables include amounts invoiced or contractually accrued where only the passage of time is required before payment is received under the Group’s collaboration agreements and other revenue arrangements. Trade receivables are assessed for impairment using the simplified approach under IFRS 9, Financial Instruments, which requires lifetime expected losses to be recognized with the initial recognition of the receivable. As of December 31, 2021, expected credit losses are not material.

Inventories

Pre-launch inventories are goods manufactured for commercial sale. They are presented as assets in the Condensed Consolidated Statement of Financial Position if there is a high probability of future economic benefits. Since tebentafusp was not approved for such sale by a regulatory body as of December 31, 2021, the Group carried a full provision against the carrying amount of inventory manufactured for commercial sale to ensure such inventories are included in the Condensed Consolidated Statement of Financial Position at the lower of cost and net realizable value.

As at December 31, 2021, both the cost and associated provision of pre-launch inventories was £877,000. Costs associated with these inventories are recognized in Research and development expenses in the Condensed Consolidated Statement of Loss and Comprehensive Income. The cost is measured using a weighted average cost method and includes raw materials, external manufacturing costs, and other direct costs incurred in bringing inventories to their location and condition prior to sale.

Research and development costs

Research and development expenditure is expensed as incurred.  The Group makes estimates of accrued expenses as of each statement of financial position date in our financial statements based on facts and circumstances known at that time. There may be instances in which payments made to CROs or other parties will exceed the level of services provided and result in either a prepayment of the research and development expenses or, where the payments in substance represent deposits to be repaid back to the Group at the end of the clinical trial, a non-current financial asset. In accruing clinical trial expenses, the Group estimates the time period over which services will be performed and the level of effort to be expended in each period. If the actual timing of the performance of services or the level of effort varies from the estimate made, the accrual or prepayment expense is adjusted accordingly.

Share-based payments

The Group operates equity-settled, share-based compensation plans whereby certain employees of the Group are granted equity awards in the Company. The grant date fair value of these employee share plan awards are calculated using the Black Scholes valuation model for awards granted following the Group’s IPO, which closed on February 9, 2021, and for awards prior to IPO, both the Black Scholes valuation model and the Back Solve valuation model. The resulting cost is recognized in the Consolidated Statement of Loss over the vesting period of the awards, which is the period in which the services are received. The value of the charge is adjusted to reflect actual levels of awards vesting, except where the failure to vest is as a result of not meeting a market condition in the case of certain awards prior to our IPO.

The various assumptions used in determining the grant date fair value of the awards and the resulting cost recognized in the profit and loss account are set out in Note 19. Further information about the judgements involved in forming these assumptions is also described further above under ‘Valuation of share options’ within the ‘Critical accounting estimates and judgments’ section.
Taxation

Uncertainties exist with respect to the interpretation of complex tax regulations, changes in tax laws, and the amount and timing of future taxable income. Given the wide range and complexity of existing contractual agreements, differences arising between the actual results and the assumptions made, or future changes to such assumptions, could necessitate future adjustments to tax income and expense already recorded. The U.K. Research and Development Tax Credit calculation incorporates an estimate of employee time spent on qualifying research and development activities which are reviewed and updated annually.

Tax on the loss for the year comprises current and deferred tax. Tax is recognized in the profit and loss account except to the extent that it relates to items recognized directly in equity, in which case it is recognized directly in equity.

Current tax is provided at the amounts expected to be paid applying tax rates that have been enacted or substantively enacted by the statement of financial position date. Current tax includes tax credits, which are accrued for the period based on calculations that conform to the U.K. Research and Development Tax Credit scheme applicable to Small and Medium sized Enterprises. Research and development costs which are not eligible for reimbursement under this scheme, such as expenditure incurred on research projects for which we receive income, are considered for reimbursement under the U.K. R&D expenditure credit (“RDEC”) scheme.

Deferred tax is provided in full, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Deferred tax assets are recognized to the extent that it is probable that future taxable profits will be available against which the temporary differences can be utilized. Deferred tax is provided on temporary differences arising on investment in subsidiaries, associates and joint ventures, except where the timing of the reversal of the temporary difference can be controlled and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred tax is provided using rates of tax that have been enacted or substantively enacted by the statement of financial position date.

Leases

The Group’s right of use assets and lease liabilities associated with leases for leasehold properties are recognized at lease commencement date based on the present value of minimum lease payments over the lease term.

The Group assesses whether a contract is or contains a lease at inception of the contract. The Group recognizes a right of use asset and a corresponding lease liability with respect to all lease arrangements in which it is the lessee, except for short-term leases (defined as leases with a lease term of 12 months or less) and leases of low value assets. For these leases, the Group recognizes the lease payments as an operating expense on a straight-line basis over the term of the lease.

The right-of-use assets comprise leasehold property and reflect the initial measurement of the corresponding lease liability, lease payments made at or before the commencement day and any initial direct costs less lease incentives that may have been received. They are subsequently measured at cost less accumulated depreciation, impairment losses and remeasurements of the underlying lease liability. Depreciation is charged to the profit and loss account on a straight-line basis over the expected life of each lease agreement. The Group assesses at each reporting date whether the right-of-use asset is impaired.

The lease liability is initially measured at the present value of the lease payments that are not paid at commencement date. Where the terms of the lease agreement include increases to the rent charge, the minimum guaranteed increase is included in the lease liability. They are subsequently measured by increasing the carrying amount to reflect interest of the lease liability (using the effective interest method) and by reducing the carrying amount to reflect the lease payments made. The lease liability will also be remeasured to reflect changes in the underlying lease agreement such as the expected lease length.

Since the rate implicit in the lease is not readily determinable the Group uses incremental borrowing rates based on indicative borrowing rates that would be available based on the value, currency and borrowing term provided by financial institutions, adjusted for company and market specific factors. This incremental borrowing rate is the rate of interest that would have to be paid to borrow on a collateralized basis on an amount equal to the lease payments over a similar term in a similar economic environment, based on the information available at commencement date in determining the discount rate used to calculate the present value of lease payments.

The Group on occasion enters into sub-lease arrangements which are assessed at inception. For operating leases, the associated income is recognized in the profit and loss account on a straight-line basis over the term of the lease.

Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses. Where parts of an item of property, plant and equipment have different useful lives, they are accounted for as separate items of property, plant and equipment. The Group assess at each reporting date whether property, plant and equipment is impaired.

Depreciation is charged to the profit and loss on a straight-line basis over the estimated useful lives of each item of property, plant and equipment. The estimated useful lives are as follows:

•	Leasehold improvements	-	over the expected lease term.
•	Plant and equipment	-	3 to 5 years
•	Right-of-use assets	-	over the expected lease term

Depreciation methods, useful lives and residual values are reviewed at each financial year end and adjusted prospectively where applicable.

Impairment of non-financial assets

Non-financial assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognised for the amount by which the asset’s carrying amount exceeds its recoverable amount. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash inflows which are largely independent of the cash inflows from other assets or groups of assets (cash-generating units).

Cash and cash equivalents

Cash and cash equivalents comprise cash balances and with original maturities of three months or less.

Loans and borrowings

All loans and borrowings are classified as financial liabilities and are initially recorded at fair value less the value attributable to any separately accounted for embedded derivative. After initial recognition, any such loans and borrowings are measured at amortized cost using the effective interest method, with the amortization recognized in finance costs.

The Group has a long-term loan, drawn down under the Oxford Finance agreement entered into on November 6, 2020, which is classified as a non-current liability, as at December 31, 2021, and accounted for under the amortized cost method.  The loan is subsequently measured at amortized cost, with the unwinding of the discount recorded in finance costs over the life of the loan.

The Group previously had a convertible loan, evidenced by loan notes, which was classified as a current liability and accounted for under the amortized cost method with the embedded derivative, the conversion features, accounted for separately. The convertible loan was initially recognized at fair value less the value attributable to the separated embedded derivative. The notes and embedded derivative were derecognised following the conversion of the loan into series B preferred shares in March 2020.

The fair value of the convertible loan was calculated based on the present value of the future principal and interest cash flows, discounted at the market rate at the statement of financial position date. The loan notes were subsequently measured at amortized cost, with the unwinding of the discount recorded in finance costs over the life of the loan. The initial difference between proceeds received, net of transaction costs, and fair value was recognized in finance income.

Derivatives

Derivatives are initially measured at fair value and are subsequently remeasured to fair value at each reporting date. Changes in fair value are recognized in finance income or finance costs as appropriate.

Equity conversion features within host instruments that meet the definition of a derivative and have economic and risk characteristics that are not closely related to the host are considered embedded derivatives and are separated from the host instrument and accounted for separately.

The Group had a recognized embedded derivative asset related to the conversion features within the $40 million convertible loan it received from the Bill and Melinda Gates Foundation (the ‘‘Gates Foundation’’). This derivative financial asset was initially recorded at fair value and re-measured to fair value at each reporting period, while the convertible loan is outstanding, with gains and losses arising from changes in the fair value recognized in finance income or finance costs as appropriate. The initial tranche of the Gates Foundation convertible loan in the amount of $25 million was converted into equity as part of the Group’s series B preferred share financing in March 2020 and the embedded derivative asset derecognized.

The fair value of the embedded derivative asset was determined using the Back Solve model, discounted and probability weighted for the conversion features within the underlying convertible loan, which includes unobservable inputs supported by little or no market activity. The conversion features within the convertible loan were activated under different circumstances and the resulting fair value may have varied based on factors including the date of conversion or the event triggering conversion, such as an IPO or the Gates Foundation electing to convert its loan to the Group into equity, under specified circumstances. The option pricing model incorporated input assumptions reflecting the varied circumstances under which the conversion from debt to equity may occur. Significant unobservable inputs used in the fair value measurement of the embedded derivative asset were predominantly regarding the probability of each of the conversion features occurring. The probabilities were determined based on all relevant internal and external information available and were reviewed and reassessed at each reporting date. The Group de-recognized the embedded derivative asset when the convertible loan converted.

The Group also had a derivative liability that is marked to fair value at each reporting period. The derivative liability represented a foreign exchange call option over certain series B shares which was settled in full in March 2020.

The fair value of the derivative liability was determined using an option pricing model using a range of inputs both observable and unobservable in nature. The unobservable input was the expected final close date of the series B private finance round which was determined based on all relevant internal and external information available and was reviewed and reassessed at each reporting date. The resulting fair value of the derivative liability was not sensitive to changes in the expected close date.

Fair value measurements

Where financial and non-financial assets and liabilities are measured at fair value, the Group uses appropriate valuation techniques for which sufficient data are available to measure fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.

Fair values are categorized into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows:

•	Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities.

•	Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices).

•	Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The Group recognizes transfers between levels of the fair value hierarchy at the end of the reporting period during which the changes have occurred.

The carrying amount of cash and cash equivalents, trade receivables, short and long-term deposits, trade payables, accruals and other current liabilities in the Group’s consolidated statement of financial position approximates their fair value because of the short maturities of these instruments.